EXHIBIT 16.1

                   MERDINGER, FRUCHTER, ROSEN & COMPANY, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                               898 SEVENTH AVENUE
                               NEW YORK, NY 10106
                                    --------
                              TEL: (212) 757-8400
                              FAX: (212) 757-6124


Securities and Exchange Commission
450 5th Street NW
Washington, DC 20549

Gentlemen:

We have read and agree with the representations in Item 4 of Form 8-K/A of Muller Media, Inc. dated January 21, 2003 relating to Merdinger, Fruchter, Rosen & Company, P.C.


                                  /s/ Merdinger, Fruchter, Rosen & Company, P.C.
                                      ------------------------------------------
                                      MERDINGER, FRUCHTER, ROSEN & COMPANY, P.C.
                                      Certified Public Accountants

New York, New York
January 31, 2003

                   MERDINGER, FRUCHTER, ROSEN & COMPANY, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                               898 SEVENTH AVENUE
                               NEW YORK, NY 10106
                                    --------
                              TEL: (212) 757-8400
                              FAX: (212) 757-6124



January 31, 2003

Mr. John J. Adams
Muller Media, Inc.
11 East 47th Street, Third Floor
New York, NY 10017

Dear Mr. Adams:

This is to confirm that the client-auditor relationship between Muller Media, Inc. (Commission file number 0-30829) and Merdinger, Fruchter, Rosen & Company, P.C. has ceased


                                      Very truly yours,

                                      MERDINGER, FRUCHTER, ROSEN & COMPANY, P.C.

                                      /s/ Leonard Fruchter
                                          ---------------------
                                          Leonard Fruchter, CPA

LF:lg

cc:  Office of the Chief Accountant
     SECPS Letter File
     Securities and Exchange Commission
     Mail Stop 9-5
     450 Fifth Street, NW
     Washington, DC 20549